EXHIBIT (n)(1)(b)

Schedule A

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees

(as a % of average daily net assets)

Dated November 12, 2014

	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	0.30	1.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	None
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Market Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75	N/A
Parametric Balanced Risk Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A

Eaton Vance Investment Trust (2)
Eaton Vance Floating-Rate Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A

A-1

exhibitn1b_ex-99zn1b.doc

	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Build America Bond Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Currency Income Advantage Fund	0.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	0.75	N/A	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	N/A	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	0.25	N/A	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Capital Opportunities Fund	0.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75	N/A
Eaton Vance High Income Opportunities Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Government Income Fund	0.25	1.00	0.85	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration High Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Strategic Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Stock Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance U.S. Government Money Market Fund (4)	N/A	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Parametric Commodity Strategy Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Dividend Income Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Core Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	None
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Parametric International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Tax-Managed International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	N/A

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75	None
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Bond Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	0.75	None
Eaton Vance Bond Fund II	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hedged Stock Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Investment Grade Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75	None
Eaton Vance Real Estate Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Real Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Special Equities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Real Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Parametric Absolute Return Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A

* Institutional Class Shares

A-2

exhibitn1b_ex-99zn1b.doc

(1)

The distribution plan for Class R shares authorized distribution and service fee payments of up to 0.75% annually.  The Fund’s Board of Trustees has authorized distribution and service fees equal to 0.55% annually.

(2)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ (except the Eaton Vance Municipal Opportunities Fund, Eaton Vance National, High Yield and California Municipal Income Funds and the Eaton Vance Tax-Advantaged Bond Strategies Intermediate, Long and Short Term Funds) Board of Trustees has authorized distribution and service fees of 0.20% annually.

(4)

The distribution plans for Class B and Class C shares for Eaton Vance U.S. Government Money Market Fund authorize distribution fee payments of 0.75% and service fees of up to 0.25%.  The Fund’s Board of Trustees has authorized service fees for Class B and Class C equal to 0.15% annually.

A-3

exhibitn1b_ex-99zn1b.doc